EXHIBIT 10.5

TERM LOAN AGREEMENT

by and between

Inland Diversified Virginia Beach Landstown, L.L.C.,

a Delaware limited liability company,

as Borrower,

and

Bank of America, N.A.,

a national banking association,

as Lender,

with respect to

Landstown Commons

City of Virginia Beach, Virginia

EXHIBIT 10.5

Table of Contents

Article I

General Information.

5

Section 1.1

Conditions to Closing.

5

Section 1.2

Schedules.

5

Section 1.3

Defined Terms.

5

Section 1.4

Existing Loan.

5

Article II

Terms of the Loan.

6

Section 2.1

The Loan.

6

Section 2.2

Initial Advance.

6

Section 2.3

Liability of Lender.

6

Article III

Representations and Warranties.

7

Section 3.1

Organization, Power and Authority of Borrower; Loan Documents.

7

Section 3.2

Other Documents; Laws.

7

Section 3.3

Taxes.

7

Section 3.4

Legal Actions.

7

Section 3.5

Nature of Loan.

7

Section 3.6

Trade Names.

8

Section 3.7

Financial Statements.

8

Section 3.8

No Material Adverse Change.

8

Section 3.9

ERISA and Prohibited Transactions.

8

Section 3.10

Compliance with Laws and Zoning and Other Requirements; Encroachments.

8

Section 3.11

Certificates of Occupancy.

9

Section 3.12

Utilities; Roads; Access.

9

Section 3.13

Other Liens.

9

Section 3.14

No Defaults.

9

Section 3.15

Affirmation.

9

Article IV

Affirmative Covenants and Agreements.

9

Section 4.1

Compliance with Laws; Use of Proceeds.

9

Section 4.2

Inspections; Cooperation.

10

Section 4.3

Payment and Performance of Contractual Obligations.

10

Section 4.4

Insurance.

10

Section 4.5

Adjustment of Condemnation and Insurance Claims.

12

Section 4.6

Utilization of Net Proceeds.

12

Section 4.7

Management.

13

Section 4.8

Books and Records; Financial Statements; Tax Returns.

13

Section 4.9

Estoppel Certificates.

14

Section 4.10

Taxes; Tax Receipts.

14

Section 4.11

Lender’s Rights to Pay and Perform.

14

Section 4.12

Reimbursement; Interest.

14

Section 4.13

Notification by Borrower.

14

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Section 4.14

Indemnification by Borrower.

14

Section 4.15

Fees and Expenses.

15

Section 4.16

Appraisals.

15

Section 4.17

Leasing and Tenant Matters.

15

Section 4.18

Preservation of Rights.

16

Section 4.19

Income from Property.

16

Section 4.20

Representations and Warranties.

16

Section 4.21

Deposit Accounts; Principal Depository.

16

Section 4.22

Tax and Insurance Reserve Deposits.

16

Section 4.23

Swap Contracts.

16

Section 4.24

Take-Out Loan.

16

Section 4.25

Post-Closing Matters.

16

Article V

Negative Covenants.

17

Section 5.1

Conditional Sales.

17

Section 5.2

Insurance Policies and Bonds.

17

Section 5.3

Additional Debt.

17

Article VI

Events of Default.

17

Section 6.1

Payment Default.

18

Section 6.2

Default Under Other Loan Documents.

18

Section 6.3

Accuracy of Information; Representations and Warranties.

18

Section 6.4

Deposits.

18

Section 6.5

Insurance Obligations.

18

Section 6.6

Other Obligations.

18

Section 6.7

Damage to Improvements.

18

Section 6.8

Lapse of Permits or Approvals.

19

Section 6.9

Mechanic’s Lien.

19

Section 6.10

Bankruptcy.

19

Section 6.11

Appointment of Receiver, Trustee, Liquidator.

19

Section 6.12

Inability to Pay Debts.

19

Section 6.13

Judgment.

19

Section 6.14

Dissolution; Change in Business Status.

19

Section 6.15

Default Under Other Indebtedness.

19

Section 6.16

Change in Controlling Interest.

20

Section 6.17

Material Adverse Change.

20

Article VII

Remedies on Default.

20

Section 7.1

Remedies on Default.

20

Section 7.2

No Release or Waiver; Remedies Cumulative and Concurrent.

21

Article VIII

Miscellaneous.

22

Section 8.1

Further Assurances; Authorization to File Documents.

22

Section 8.2

No Warranty by Lender.

22

Section 8.3

Standard of Conduct of Lender.

22

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Section 8.4

No Partnership.

23

Section 8.5

Severability.

23

Section 8.6

Notices.

23

Section 8.7

Permitted Successors and Assigns; Disclosure of Information.

24

Section 8.8

Modification; Waiver.

24

Section 8.9

Third Parties; Benefit.

25

Section 8.10

Rules of Construction.

25

Section 8.11

Counterparts.

25

Section 8.12

Publicity.

25

Section 8.13

Governing Law.

25

Section 8.14

Time of Essence.

26

Section 8.15

Electronic Transmission of Data.

26

Section 8.16

Dispute Resolution.

26

Section 8.17

Forum.

26

Section 8.18

WAIVER OF JURY TRIAL.

28

Section 8.19

USA Patriot Act Notice.

29

Section 8.20

Entire Agreement.

29

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Schedules to Term Loan Agreement
Schedule 1	Definitions
Schedule 2	Leasing and Tenant Matters
Schedule 3	Tax and Insurance Reserve Deposits
Schedule 4	Swap Contracts

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Term Loan Agreement

This Term Loan Agreement (this “Agreement”) is dated as of the 25th day of March, 2011, by and between Inland Diversified Virginia Beach Landstown, L.L.C., a Delaware limited liability company (“Borrower”), and Bank of America, N.A., a national banking association (“Lender”).

Recitals

Borrower has applied to Lender for a loan for the purpose of acquiring the real property that will serve as security for the loan.  Lender has agreed to make the loan on the terms and conditions set forth in this Agreement and in the other documents evidencing and securing the loan.

Now, therefore, in consideration of the premises, and in further consideration of the mutual covenants and agreements herein set forth, the parties covenant and agree as follows:

Agreements

Article I
General Information.

Section 1.1

Conditions to Closing.

The conditions precedent to closing the Loan and recording the Deed of Trust, including, without limitation, payment by Borrower to Lender of a nonrefundable Loan fee in the amount of $239,312.50 (the Loan Amount multiplied by thirty-five one hundredths of one percent (0.35%)), are set forth in the Closing Checklist.

Section 1.2

Schedules.

The Schedules attached to this Agreement are incorporated herein and made a part hereof.

Section 1.3

Defined Terms.

Capitalized terms in this Agreement shall have the meanings ascribed to such terms in the Preamble hereto and in Schedule 1.

Section 1.4

Existing Loan.

(a)

Borrower has purchased the Property subject to the Existing Loan, including the Existing Note and the Existing Deed of Trust.  At Borrower’s request and in order to substantially reduce Borrower’s cost and expense of closing the Loan, Lender has agreed to accept an assignment of the Existing Loan, the Existing Note and the Existing Deed of Trust, such that Lender is the sole owner of the Existing Loan; and Lender has further agreed to refinance the same with the new Loan to be evidenced and secured by the Note, the Deed of Trust and the other Loan Documents.  Borrower and Lender acknowledge and agree that the Note, the Deed of Trust and the other Loan Documents evidence all terms and conditions of the Loan.

(b)

Borrower hereby acknowledges and agrees that it has no claims, counterclaims, offsets or defenses whatsoever, known or unknown, with respect to the Loan, the Note, the Deed of Trust or the other Loan Documents as a result of or in any way connected to or arising out of the Existing Loan, the Existing Note, the Existing Deed of Trust or any other document or matter related thereto.  To the extent

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Borrower now has or hereafter obtains any such claim, counterclaim, offset or defense, Borrower hereby waives and releases the same in its entirety.

(c)

Borrower hereby releases Lender and Lender’s officers, directors, employees, agents, successors and assigns (collectively, the “Lender Parties”) of and from all claims whatsoever, known or unknown, now or hereafter held by Borrower or its successors and assigns as a result of or in any way connected to or arising out of the Existing Loan, the Existing Note, the Existing Deed of Trust or any other document or matter related thereto.

(d)

Borrower covenants and agrees that it will not sue any Lender Party or assert any claim, counterclaim or defense against any Lender Party as a result of or in any way connected to or arising out of the Existing Loan, the Existing Note, the Existing Deed of Trust or any other document or matter related thereto.

(e)

Borrower hereby agrees to indemnify each Lender Party from and against all loss, liability, cost and expense, including, without limitation, reasonable attorneys’ fees and expenses, incurred by any Lender Party as a result of or in any way connected to or arising out of the assignment to Lender or Lender’s ownership of the Existing Loan, the Existing Note, the Existing Deed of Trust or any other document or matter related thereto, including, without limitation, any of the same arising out of claims asserted against any Lender Party by any borrower, guarantor or other person now or previously liable under or with respect to the Existing Loan, the Existing Note, the Existing Deed of Trust or any other document or matter related thereto.

(f)

Borrower acknowledges and agrees that the provisions of this Section 1.4 are a material inducement to Lender to structure the Loan as described in this Section 1.4.

(g)

Lender agrees that, concurrently with making the new Loan, it will (i) mark the Existing Note paid, and (ii) execute and deliver a release of the Existing Deed of Trust.

Article II
Terms of the Loan.

Section 2.1

The Loan.

Borrower agrees to borrow the Loan from Lender, and Lender agrees to lend the Loan to Borrower, subject to the terms and conditions herein set forth, in an amount not to exceed the Loan Amount.  Interest shall accrue and be payable in arrears only on sums advanced hereunder for the period of time outstanding.  The Loan is not a revolving loan; amounts repaid may not be re-borrowed.

Section 2.2

Initial Advance.

At closing, Lender shall advance the entire Loan Amount to Borrower in a single advance.

Section 2.3

Liability of Lender.

Lender shall in no event be responsible or liable to any Person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and no Person other than Borrower shall have any right or claim against Lender under this Agreement or the other Loan Documents.

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Article III
Representations and Warranties.

Borrower makes the following representations and warranties to Lender as of the date hereof and, if applicable, as of the date of each advance hereunder:

Section 3.1

Organization, Power and Authority of Borrower; Loan Documents.

Borrower (a) is a limited liability company duly organized, existing and in good standing under the laws of the state in which it is organized and is duly qualified to do business and in good standing in the state in which the Land is located (if different from the state of its formation) and in any other state where the nature of Borrower’s business or property requires it to be qualified to do business, and (b) has the power, authority and legal right to own its property and carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents.  The Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower, and the execution and delivery of, and the carrying out of the transactions contemplated by, such Loan Documents, and the performance and observance of the terms and conditions thereof, have been duly authorized by all necessary organizational action by and on behalf of Borrower.  The Loan Documents to which Borrower is a party constitute the valid and legally binding obligations of Borrower and are fully enforceable against Borrower in accordance with their respective terms, except to the extent that such enforceability may be limited by laws generally affecting the enforcement of creditors’ rights.

Section 3.2

Other Documents; Laws.

The execution and performance of the Loan Documents to which Borrower is a party and the consummation of the transactions contemplated thereby will not conflict with, result in any breach of, or constitute a default under, the organizational documents of Borrower, or any contract, agreement, document or other instrument to which Borrower is a party or by which Borrower or any of its properties may be bound or affected, and such actions do not and will not violate or contravene any Law to which Borrower is subject.

Section 3.3

Taxes.

Borrower has filed all federal, state, county and municipal Tax returns required to have been filed by Borrower and has paid all Taxes which have become due pursuant to such returns or pursuant to any Tax assessments received by Borrower.

Section 3.4

Legal Actions.

There are no Claims or investigations by or before any court or Governmental Authority, pending, or to the best of Borrower’s knowledge and belief, threatened against or affecting Borrower, Borrower’s business or the Property.  Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority affecting Borrower or the Property.

Section 3.5

Nature of Loan.

Borrower is a business or commercial organization.  The Loan is being obtained solely for business or investment purposes, and will not be used for personal, family, household or agricultural purposes.

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Section 3.6

Trade Names.

Borrower conducts its business solely under the name set forth in the Preamble to this Agreement and makes use of no trade names in connection therewith, unless such trade names have been previously disclosed to Lender in writing.

Section 3.7

Financial Statements.

The financial statements heretofore delivered by Borrower and Guarantor to Lender are true and correct in all respects, have been prepared in accordance with sound accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof.

Section 3.8

No Material Adverse Change.

No material adverse change has occurred in the financial conditions reflected in the financial statements of Borrower or Guarantor since the respective dates of such statements, and no material additional liabilities have been incurred by Borrower since the dates of such statements other than the borrowings contemplated herein or as approved in writing by Lender.

Section 3.9

ERISA and Prohibited Transactions.

As of the date hereof and throughout the term of the Loan: (a) Borrower is not and will not be (i) an “employee benefit plan,” as defined in Section 3(3) of ERISA, (ii) a “governmental plan” within the meaning of Section 3(32) of ERISA, or (iii) a “plan” within the meaning of Section 4975(e) of the Code; (b) the assets of Borrower do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in Section 2510.3-101 of Title 29 of the Code of Federal Regulations; (c) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of fiduciaries with respect to governmental plans; and (d) Borrower will not engage in any transaction that would cause any Obligation or any action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Deed of Trust or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code.  Borrower agrees to deliver to Lender such certifications or other evidence of compliance with the provisions of this Section as Lender may from time to time request.

Section 3.10

Compliance with Laws and Zoning and Other Requirements; Encroachments.

Based upon the PZR Report for the Property (a copy of which Borrower has delivered to Lender) and the mortgagee title insurance policy for the Deed of Trust (collectively, the “Property Reports”), Borrower is in compliance with the requirements of all applicable Laws.  Based upon the Property Reports, the use of the Property complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Land.  Based upon the Property Reports, all use and other requirements of any Governmental Authority having jurisdiction over the Property have been satisfied.  Based upon the Property Reports, no violation of any Law exists with respect to the Property.  Based upon the Property Reports, the Improvements are constructed entirely on the Land and do not encroach upon any easement or right-of-way, or upon the land of others.  Based upon the Property Reports, the Improvements comply with all applicable building restriction lines and set-backs, however established, and are in strict compliance with all applicable use or other restrictions and the provisions of all applicable agreements, declarations and covenants and all applicable zoning and subdivision ordinances and regulations.

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Section 3.11

Certificates of Occupancy.

All certificates of occupancy and other permits and licenses necessary or required in connection with the use and occupancy of the Improvements have been validly issued.

Section 3.12

Utilities; Roads; Access.

All utility services necessary for the operation of the Improvements for their intended purposes have been fully installed, including telephone service, cable television, water supply, storm and sanitary sewer facilities, natural gas and electric facilities, including cabling for telephonic and data communication, and the capacity to send and receive wireless communication.  All roads and other accesses necessary to serve the Land and Improvements have been completed, are serviceable in all weather, and where required by the appropriate Governmental Authority, have been dedicated to and formally accepted by such Governmental Authority.  Borrower hereby advises Lender that the Borrower may have the right to add an additional entryway road to the Property that would benefit the Property and not be intended to correct any existing limitation or deficiency.

Section 3.13

Other Liens.

Except for contracts for labor, materials and services furnished or to be furnished in connection with any construction at the Property, including any construction of tenant improvements, Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property.

Section 3.14

No Defaults.

There is no Default or Event of Default under any of the Loan Documents, and there is no default or event of default under any material contract, agreement or other document related to the construction or operation of the Improvements.

Section 3.15

Affirmation.

Each request for an advance or release of funds hereunder and each receipt of the funds requested thereby shall constitute Borrower’s affirmation that Borrower’s representations and warranties set forth in this Agreement are true and correct as of the date of the request for an advance or release and, unless Lender is notified to the contrary prior to the disbursement of the advance or release requested, will be so on the date of the disbursement.

Article IV
Affirmative Covenants and Agreements.

Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that:

Section 4.1

Compliance with Laws; Use of Proceeds.

Borrower shall comply with all Laws and all orders, writs, injunctions, decrees and demands of any court or any Governmental Authority affecting Borrower or the Property.  Borrower shall use all proceeds of the Loan for business purposes which are not in contravention of any Law or any Loan Document.

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Section 4.2

Inspections; Cooperation.

Borrower shall permit representatives of Lender to enter upon the Land, to inspect the Improvements and any and all materials to be used in connection with any construction at the Property, including any construction of tenant improvements, to examine all detailed plans and shop drawings and similar materials as well as all records and books of account maintained by or on behalf of Borrower relating thereto and to discuss the affairs, finances and accounts pertaining to the Loan and the Improvements with representatives of Borrower.  Borrower shall at all times cooperate and cause each and every one of its contractors, subcontractors and material suppliers to cooperate with the representatives of Lender in connection with or in aid of the performance of Lender’s functions under this Agreement.  Except in the event of an emergency, Lender shall give Borrower at least twenty-four hours’ notice by telephone in each instance before entering upon the Land and/or exercising any other rights granted in this Section.

Section 4.3

Payment and Performance of Contractual Obligations.

Borrower shall perform in a timely manner all of its obligations under any and all contracts and agreements related to any construction activities at the Property or the maintenance or operation of the Improvements, and Borrower will pay when due all bills for services or labor performed and materials supplied in connection with such construction, maintenance and/or operation.  Within thirty (30) days after the filing of any mechanic’s lien or other lien or encumbrance against the Property, Borrower will promptly discharge the same by payment or filing a bond or otherwise as permitted by Law.  So long as Lender’s security has been protected by the filing of a bond or otherwise in a manner satisfactory to Lender in its sole and absolute discretion, Borrower shall have the right to contest in good faith any claim, lien or encumbrance, provided that Borrower does so diligently and without prejudice to Lender or delay in completing construction of any tenant improvements.

Section 4.4

Insurance.

Borrower shall maintain the following insurance at its sole cost and expense:

(a)

Insurance against Casualty to the Property under a policy or policies covering such risks as are presently included in “special form” (also known as “all risk”) coverage, including such risks as are ordinarily insured against by similar businesses, but in any event including fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft, smoke, vandalism, malicious mischief and acts of terrorism.  Such insurance shall name Lender as mortgagee and loss payee.  Unless otherwise agreed in writing by Lender, such insurance shall be for the full insurable value of the Property on a replacement cost basis, with a deductible amount, if any, satisfactory to Lender.  No policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise.  The term “full insurable value” means one hundred percent (100%) of the actual replacement cost of the Property, including tenant improvements (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items).

(b)

Commercial (also known as comprehensive) general liability insurance on an “occurrence” basis against claims for “personal injury” liability and liability for death, bodily injury and damage to property, products and completed operations, in limits satisfactory to Lender with respect to any one occurrence and the aggregate of all occurrences during any given annual policy period.  Such insurance shall name Lender as an additional insured.

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(c)

If applicable, workers’ compensation insurance for all employees of Borrower in such amount as is required by Law and including employer’s liability insurance, if required by Lender.

(d)

During any period of construction of tenant improvements, Borrower shall maintain, or cause others to maintain, such insurance as may be required by Lender of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of materials stored at or upon the Property.  During any period of other construction upon the Property, Borrower shall maintain, or cause others to maintain, builder’s risk insurance (non-reporting form) of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of work in place and materials stored at or upon the Property.

(e)

If at any time any portion of any structure on the Property is insurable against Casualty by flood and is located in a Special Flood Hazard Area under the Flood Disaster Protection Act of 1973, as amended, a flood insurance policy on the structure and Borrower owned contents in form and amount acceptable to Lender but in no amount less than the amount sufficient to meet the requirements of applicable Law as such requirements may from time to time be in effect.

(f)

Loss of rental value insurance or business interruption insurance in an amount equal to twelve (12) months of the projected gross income of the Property and an extended period of indemnity endorsement providing an additional twelve (12) months’ loss of rental value or business interruption insurance after the Property has been restored or until the projected gross income returns to the level that existed prior to the loss, whichever is first to occur.

(g)

Such other and further insurance as may be required from time to time by Lender in order to comply with regular requirements and practices of Lender in similar transactions including, if required by Lender, boiler and machinery insurance, pollution liability insurance, wind insurance and earthquake insurance, so long as any such insurance is generally available at commercially reasonable premiums as determined by Lender from time to time.

Each policy of insurance (i) shall be issued by one or more insurance companies each of which must have an A.M. Best Company financial and performance rating of A-IX or better and are qualified or authorized by the Laws of the State to assume the risks covered by such policy, (ii) with respect to the insurance described under the preceding Subsections (a), (d), (e) and (f), shall have attached thereto standard non-contributing, non-reporting mortgagee clauses in favor of and entitling Lender without contribution to collect any and all proceeds payable under such insurance, either as sole payee or as joint payee with Borrower, (iii) shall provide that such policy shall not be canceled or modified for nonpayment of premiums without at least ten (10) days prior written notice to Lender, or for any other reason without at least thirty (30) days prior written notice to Lender, and (iv) shall provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Borrower which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment.  Borrower shall promptly pay all premiums when due on such insurance and, not less than ten (10) days prior to the expiration dates of each such policy, Borrower will deliver to Lender acceptable evidence of insurance, such as a renewal policy or policies marked “premium paid” or other evidence satisfactory to Lender reflecting that all required insurance is current and in force.  Borrower will immediately give Notice to Lender of any cancellation of, or change in, any insurance policy.  Lender shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (A) the existence, nonexistence, form or legal sufficiency thereof, (B) the solvency of any insurer, or (C) the payment of losses.  Borrower may satisfy any insurance requirement hereunder by providing one or more “blanket” insurance policies, subject to Lender’s approval in each instance as to limits, coverages, forms, deductibles, inception and expiration dates, and cancellation provisions.

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Section 4.5

Adjustment of Condemnation and Insurance Claims.

Borrower shall give prompt Notice to Lender of any Casualty or any Condemnation or threatened Condemnation.  Lender is authorized, at its sole and absolute option, to commence, appear in and prosecute, in its own or Borrower’s name, any action or proceeding relating to any Condemnation or Casualty, and to make proof of loss for and to settle or compromise any Claim in connection therewith.  In such case, Lender shall have the right to receive all Condemnation Awards and Insurance Proceeds, and may deduct therefrom all of its Expenses.  However, so long as no Event of Default has occurred and Borrower is diligently pursuing its rights and remedies with respect to a Claim, Lender will obtain Borrower’s written consent (which consent shall not be unreasonably withheld or delayed) before making proof of loss for or settling or compromising such Claim.  Borrower agrees to diligently assert its rights and remedies with respect to each Claim and to promptly pursue the settlement and compromise of each Claim subject to Lender’s approval, which approval shall not be unreasonably withheld or delayed.  If, prior to the receipt by Lender of any Condemnation Award or Insurance Proceeds, the Property shall have been sold pursuant to the provisions of the Deed of Trust, Lender shall have the right to receive such funds (a) to the extent of any deficiency found to be due upon such sale with interest thereon (whether or not a deficiency judgment on the Deed of Trust shall have been sought or recovered or denied), and (b) to the extent necessary to reimburse Lender for its Expenses.  If any Condemnation Awards or Insurance Proceeds are paid to Borrower, Borrower shall receive the same in trust for Lender.  Within ten (10) days after Borrower’s receipt of any Condemnation Awards or Insurance Proceeds, Borrower shall deliver such awards or proceeds to Lender in the form in which they were received, together with any endorsements or documents that may be necessary to effectively negotiate or transfer the same to Lender.  Borrower agrees to execute and deliver from time to time, upon the request of Lender, such further instruments or documents as may be requested by Lender to confirm the grant and assignment to Lender of any Condemnation Awards or Insurance Proceeds.

Section 4.6

Utilization of Net Proceeds.

(a)

Net Proceeds must be utilized either for payment of the Obligations or for the restoration of the Property.  Net Proceeds may be utilized for the restoration of the Property only if no Event of Default or Default that is not cured within any applicable grace or cure period shall exist and only if in the reasonable judgment of Lender (i) there has been no material adverse change in the financial viability of the Improvements, (ii) the Net Proceeds, together with other funds deposited with Lender for that purpose, are sufficient to pay the cost of the restoration pursuant to a budget and plans and specifications approved by Lender, and (iii) the restoration can be completed prior to the final maturity of the Loan and prior to the date required by any permanent loan commitment or any purchase and sale agreement or by any Lease.  Otherwise, Net Proceeds shall be utilized for payment of the Obligations.

(b)

If Net Proceeds are to be utilized for the restoration of the Property, the Net Proceeds, together with any other funds deposited with Lender for that purpose, must be deposited in a Borrower’s Deposit Account, which shall be an interest-bearing account, with all accrued interest to become part of Borrower’s deposit.  Borrower agrees that it shall include all interest and earnings on any such deposit as its income (and, if Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all funds on deposit in the Borrower’s Deposit Account for federal and applicable state and local tax purposes.  Lender shall have the exclusive right to manage and control all funds in the Borrower’s Deposit Account, but Lender shall have no fiduciary duty with respect to such funds.  Lender will advance the deposited funds from time to time to Borrower for the payment of costs of restoration of the Property upon presentation of evidence acceptable to Lender that such restoration has been completed satisfactorily and lien-free.  Any account fees and charges may be deducted from the balance, if any, in the Borrower’s Deposit Account.  Borrower grants to Lender a security interest in the Borrower’s Deposit Account and all funds hereafter deposited to

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such deposit account, and any proceeds thereof, as security for the Obligations.  Such security interest shall be governed by the Uniform Commercial Code of the State, and Lender shall have available to it all of the rights and remedies available to a secured party thereunder.  The Borrower’s Deposit Account may be established and held in such name or names as Lender shall deem appropriate, including in the name of Lender.  Borrower hereby constitutes and appoints Lender and any officer or agent of Lender its true and lawful attorneys-in-fact with full power of substitution to open the Borrower’s Deposit Account and to do any and every act that Borrower might do on its own behalf to fulfill the terms of this Section 4.6.  To the extent permitted by Law, Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  It is understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked.

Section 4.7

Management.

Borrower at all times shall provide for the competent and responsible management and operation of the Property.  At all times, Borrower shall cause the Property to be managed by an Approved Manager.  All management contracts affecting the Property shall be terminable in accordance with the terms of the management contracts without penalty or charge (except for unpaid accrued management fees).  Notwithstanding the foregoing, management contracts shall also be terminable by Lender on the terms and conditions set forth in any Assignment and Subordination of Management Agreement or similar agreement among Borrower, the manager and Lender that is applicable thereto.  All management contracts must be approved in writing by Lender prior to the execution of the same.

Section 4.8

Books and Records; Financial Statements; Tax Returns.

Borrower will keep and maintain full and accurate books and records administered in accordance with sound accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and the operation thereof.  Borrower will keep and maintain its books and records, including recorded data of any kind and regardless of the medium of recording, at the address of Borrower set forth in Section 8.6.  Borrower shall permit Lender, or any Person authorized by Lender, to inspect and examine such books and records (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom at all reasonable times and as often as may be requested by Lender.  Borrower will furnish to Lender annual financial statements, including balance sheets and income statements, for Borrower and the Property, within one hundred twenty (120) days after each fiscal year end of Borrower.  In addition, Borrower will furnish to Lender, with reasonable promptness, such interim financial statements of Borrower and the Property, together with such additional information, reports or statements in connection therewith, as Lender may from time to time request.  All financial statements for Borrower and the Property must be in form and detail acceptable to Lender and must be certified as to accuracy by Borrower.  Borrower shall provide, upon Lender’s request, convenient facilities for the audit and verification of any such statement.  All certifications and signatures on behalf of corporations, partnerships, limited liability companies and other entities shall be by a representative of the reporting party satisfactory to Lender.  Borrower shall furnish or caused to be furnished to Lender, (a) not later than the earlier of (i) ten (10) days after the date Guarantor is required by the SEC to deliver its Form 10-K for each fiscal year of Guarantor and (ii) one hundred twenty (120) days after the end of each fiscal year of Guarantor, a copy of Guarantor’s 10-K for such fiscal year and (b) not later than the earlier of (i) ten (10) days after the date Guarantor is required by the SEC to deliver its Form 10-Q for each fiscal quarter of Guarantor and (ii) fifty-five (55) days after the end of each fiscal quarter of Guarantor, a copy of Guarantor’s 10-Q for such fiscal quarter.  In addition, Borrower will furnish to Lender or cause to be furnished to Lender, with reasonable promptness, such additional information, reports or statements with respect to Guarantor as Lender may from time to time request.

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Section 4.9

Estoppel Certificates.

Within ten (10) days after any request by Lender or a proposed assignee or purchaser of the Loan or any interest therein, Borrower shall certify in writing to Lender, or to such proposed assignee or purchaser, the then unpaid balance of the Loan and whether Borrower claims any right of defense or setoff to the payment or performance of any of the Obligations, and if Borrower claims any such right of defense or setoff, Borrower shall give a detailed written description of such claimed right.

Section 4.10

Taxes; Tax Receipts.

Borrower shall pay and discharge all Taxes prior to the date on which penalties are attached thereto unless and to the extent only that such Taxes are contested in accordance with the terms of Section 4.3 of the Deed of Trust.  If Borrower fails, following demand, to provide Lender the tax receipts required under the Deed of Trust, without limiting any other remedies available to Lender, Lender may, at Borrower’s sole expense, obtain and enter into a tax services contract with respect to the Property with a tax reporting agency satisfactory to Lender.

Section 4.11

Lender’s Rights to Pay and Perform.

If, after any required notice, Borrower fails to promptly pay or perform any of the Obligations within any applicable grace or cure periods, Lender, without Notice to or demand upon Borrower, and without waiving or releasing any Obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower.  Lender may enter upon the Property for that purpose and take all action thereon as Lender considers necessary or appropriate.

Section 4.12

Reimbursement; Interest.

If Lender shall incur any Expenses or pay any Claims by reason of the Loan or the rights and remedies provided under the Loan Documents (regardless of whether or not any of the Loan Documents expressly provide for an indemnification by Borrower against such Claims), Lender’s payment of such Expenses and Claims shall constitute advances to Borrower which shall be paid by Borrower to Lender on demand, together with interest thereon from the date incurred until paid in full at the rate of interest then applicable to the Loan under the terms of the Note.  Each advance shall be secured by the Deed of Trust and the other Loan Documents as fully as if made to Borrower, regardless of the disposition thereof by the party or parties to whom such advance is made.  Notwithstanding the foregoing, however, in any action or proceeding to foreclose the Deed of Trust or to recover or collect the Obligations, the provisions of Law governing the recovery of costs, disbursements and allowances shall prevail unaffected by this Section.

Section 4.13

Notification by Borrower.

Borrower will promptly give Notice to Lender of the occurrence of any Default or Event of Default hereunder or under any of the other Loan Documents.  Borrower will also promptly give Notice to Lender of any claim of a default by Borrower, or any claim by Borrower of a default by any other party, under any property management contract or any Lease.

Section 4.14

Indemnification by Borrower.

Borrower agrees to indemnify Lender and to hold Lender harmless from and against, and to defend Lender by counsel approved by Lender against, any and all Claims directly or indirectly arising

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out of or resulting from any transaction, act, omission, event or circumstance in any way connected with the Property or the Loan, including any Claim arising out of or resulting from (a) any construction activity at the Property, including any defective workmanship or materials; (b) any failure by Borrower to comply with the requirements of any Laws or to comply with any agreement that applies or pertains to the Property, including any agreement with a broker or “finder” in connection with the Loan or other financing of the Property; (c) any failure by Borrower to observe and perform any of the obligations imposed upon the landlord under the Leases; (d) any other Default or Event of Default hereunder or under any of the other Loan Documents; or (e) any assertion or allegation that Lender is liable for any act or omission of Borrower or any other Person in connection with the ownership, financing, leasing, operation or sale of the Property; provided, however, that Borrower shall not be obligated to indemnify Lender with respect to any Claim arising solely from the gross negligence or willful misconduct of Lender.  The agreements and indemnifications contained in this Section shall apply to Claims arising both before and after the repayment of the Loan and shall survive the repayment of the Loan, any foreclosure or deed, assignment or conveyance in lieu thereof and any other action by Lender to enforce the rights and remedies of Lender hereunder or under the other Loan Documents.

Section 4.15

Fees and Expenses.

Within five (5) days after Lender gives Borrower written notice of the same from time to time, Borrower shall pay all fees, charges, costs and expenses required to satisfy the conditions of the Loan Documents.  Without limitation of the foregoing, Borrower will pay, when due, and if paid by Lender will reimburse Lender on demand for, all fees and expenses of any construction consultant (if any), the title insurer, environmental engineers, appraisers, surveyors and Lender’s counsel in connection with the closing, administration, modification or any “workout” of the Loan, or the enforcement of Lender’s rights and remedies under any of the Loan Documents.

Section 4.16

Appraisals.

Lender may obtain from time to time an appraisal of all or any part of the Property, prepared in accordance with written instructions from Lender, from a third-party appraiser satisfactory to, and engaged directly by, Lender.  The cost of one such appraisal obtained by Lender in each calendar year and the cost of each such appraisal obtained by Lender following the occurrence of an Event of Default shall by borne by Borrower and shall be paid by Borrower on demand.

Section 4.17

Leasing and Tenant Matters.

Borrower shall comply with the terms and conditions of Schedule 2 in connection with the leasing of space within the Improvements.  In addition, Borrower shall deposit with Lender on the date of Borrower's receipt thereof any and all termination fees or other similar funds paid by tenant in connection with any tenant's election to exercise an early termination option contained in its respective Lease or otherwise at the Property (the "Termination Fee Deposit").  Lender shall have the right, in its sole and absolute discretion, to either (a) make the Termination Fee Deposit available to Borrower to the extent required to pay retenanting charges for the subject premises, including, without limitation, tenant improvement costs and leasing commissions, incurred pursuant to or with respect to a new Lease or Leases of the subject premises that have been approved or deemed approved by Lender pursuant to Schedule 2 or (b) apply the Termination Fee Deposit to repay a portion of the outstanding principal balance of the Loan in accordance with Section 4 of the Note.

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Section 4.18

Preservation of Rights.

Borrower shall obtain, preserve and maintain in good standing, as applicable, all rights, privileges and franchises necessary or desirable for the operation of the Property and the conduct of Borrower’s business thereon or therefrom.

Section 4.19

Income from Property.

Borrower shall first apply all income derived from the Property, including all income from Leases, to pay costs and expenses associated with the ownership, maintenance, operation and leasing of the Property, including all amounts then required to be paid under the Loan Documents, before using or applying such income for any other purpose.  No such income shall be distributed or paid to any member, partner, shareholder or, if Borrower is a trust, to any beneficiary or trustee, unless and until all such costs and expenses which are then due shall have been paid in full.

Section 4.20

Representations and Warranties.

Borrower shall take all actions and shall do all things necessary or desirable to cause all of Borrower’s representations and warranties in this Agreement to be true and correct at all times.

Section 4.21

Deposit Accounts.

Borrower (expressly excluding any Approved Manager (other than Borrower) and Guarantor) shall maintain with Lender all deposit accounts related to the Property, including all operating accounts (if any), any reserve or escrow accounts, any accounts from which Borrower may from time to time authorize Lender or Swap Counterparty to debit payments due on the Loan and any Swap Contracts, and any lockbox, cash management or other account into which tenants are required from time to time to pay rent.

Section 4.22

Tax and Insurance Reserve Deposits.

If required by Lender after the occurrence of an Event of Default, Borrower shall make monthly payments in an amount estimated by Lender to pay installments of real property Taxes and insurance premiums for insurance required to be maintained by Borrower under the Loan Documents, pursuant to the terms and conditions of Schedule 3.

Section 4.23

Swap Contracts.

In the event that Borrower shall elect to enter into a Swap Contract with Swap Counterparty, Borrower shall comply with all of the terms and conditions of Schedule 4 with respect to all Swap Contracts.

Section 4.24

Take-Out Loan.

Borrower hereby grants to Lender and/or its affiliates (“BofAML”) a right of first refusal to provide CMBS permanent financing to refinance the Property.  Borrower shall give Lender and BofAML a copy of each non-confidential term sheet or commitment letter which may be received from another lender for any loan to refinance the Property.  However, Borrower shall not be required to obtain such a term sheet or commitment from another lender.  BofAML shall have the right to propose CMBS permanent financing for the Property within twenty (20) calendar days after Lender and BofAML receive a copy of any term sheet or commitment letter from another lender or upon request from Borrower.  So

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long as BofAML’s proposal is made on identical business terms and conditions as those offered by the other lender or is otherwise acceptable to Borrower, Borrower shall be obligated to accept any CMBS permanent financing commitment offered by BofAML or, in the alternative, to pay Lender a fee (an “Exit Fee”).  The Exit Fee shall be equal to the product of the outstanding commitment for the Loan and one-quarter of one percent (0.25%) and shall be payable concurrently with the closing of the refinancing by the other lender.  No Exit Fee shall apply (a) if Borrower refinances the Property with BofAML or (b) if Borrower repays the Loan from sources other than a refinance and does not obtain a loan within ninety (90) days after such repayment.  Borrower hereby agrees to pay the Exit Fee to Lender without demand upon the closing of such a loan within ninety (90) days after such repayment of the Loan.  The Exit Fee shall be secured by the Deed of Trust and guaranteed pursuant to the Guaranty.

Section 4.25

Post-Closing Matters.  Borrower agrees to use its best efforts to obtain subordination, non-disturbance and attornment agreements that are reasonably satisfactory to Lender from OfficeMax, AC Moore and PetSmart within thirty (30) days after the closing of the Loan and advance of the Loan Amount.

Article V
Negative Covenants.

Borrower covenants as of the date hereof and until such time as all Obligations shall be paid and performed in full, that:

Section 5.1

Conditional Sales.

Borrower shall not incorporate in the Improvements any property acquired under a conditional sales contract or lease or as to which the vendor retains title or a security interest, without the prior written consent of Lender.

Section 5.2

Insurance Policies and Bonds.

Borrower shall not do or permit to be done anything that would affect the coverage or indemnities provided for pursuant to the provisions of any insurance policy, performance bond, labor and material payment bond or any other bond given in connection with any construction at the Property, including any construction of tenant improvements.

Section 5.3

Additional Debt.

Borrower shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (a) the Loan, and (b) advances or trade debt or accrued expenses incurred in the ordinary course of business of operating the Property.  No other debt may be secured by the Property, whether senior, subordinate or pari passu.

Article VI
Events of Default.

The occurrence or happening, from time to time, of any one or more of the following shall constitute an Event of Default under this Agreement:

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Section 6.1

Payment Default.

Borrower fails to pay any Obligation under this Agreement when due, whether on the scheduled due date or upon acceleration, maturity or otherwise.

Section 6.2

Default Under Other Loan Documents.

An Event of Default (as defined therein) occurs under the Note or the Deed of Trust or any other Loan Document, or Borrower or Guarantor fails to promptly pay, perform, observe or comply with any term, obligation or agreement contained in any of the Loan Documents (within any applicable grace or cure period).

Section 6.3

Accuracy of Information; Representations and Warranties.

Any information contained in any financial statement, schedule, report or any other document delivered by Borrower, Guarantor or any other Person to Lender in connection with the Loan proves at any time not to be in all material respects true and accurate, or Borrower, Guarantor or any other Person shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Agreement or in any other Loan Document or other document, certificate or opinion delivered to Lender in connection with the Loan, proves at any time to be incorrect or misleading in any material respect either on the date when made or on the date when reaffirmed pursuant to the terms of this Agreement.

Section 6.4

Deposits.

Borrower fails to deposit funds with Lender, in the amount requested by Lender, pursuant to the provisions of Section 4.6, within ten (10) days from the effective date of a Notice from Lender requesting such deposit, or Borrower fails to deliver to Lender any Condemnation Awards or Insurance Proceeds within ten (10) days after Borrower’s receipt thereof.

Section 6.5

Insurance Obligations.

Borrower fails to promptly perform or comply with any of the covenants contained in the Loan Documents with respect to maintaining insurance, including the covenants contained in Section 4.4.

Section 6.6

Other Obligations.

Borrower fails to promptly perform or comply with any of the Obligations set forth in this Agreement (other than those expressly described in other Sections of this Article VI), and such failure continues uncured for a period of thirty (30) days after Notice from Lender to Borrower, unless (a) such failure, by its nature, is not capable of being cured within such period, and (b) within such period, Borrower commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (c) Borrower causes such failure to be cured no later than ninety (90) days after the date of such Notice from Lender.

Section 6.7

Damage to Improvements.

The Improvements are substantially damaged or destroyed by fire or other casualty and Lender determines that the Improvements cannot be restored in accordance with the terms and provisions of this Agreement and the Deed of Trust.

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Section 6.8

Lapse of Permits or Approvals.

Any permit, license, certificate or approval that Borrower is required to obtain with respect to any construction activities at the Property or the operation, leasing or maintenance of the Improvements or the Property lapses or ceases to be in full force and effect.

Section 6.9

Mechanic’s Lien.

A lien for the performance of work or the supply of materials filed against the Property, or any stop notice served on Borrower, any contractor of Borrower, or Lender, remains unsatisfied or unbonded for a period of thirty (30) days after the date of filing or service.

Section 6.10

Bankruptcy.

Borrower or Guarantor files a bankruptcy petition or makes a general assignment for the benefit of creditors, or a bankruptcy petition is filed against Borrower or Guarantor and such involuntary bankruptcy petition continues undismissed for a period of sixty (60) days after the filing thereof.

Section 6.11

Appointment of Receiver, Trustee, Liquidator.

Borrower or Guarantor applies for or consents in writing to the appointment of a receiver, trustee or liquidator of Borrower, Guarantor, the Property, or all or substantially all of the other assets of Borrower or Guarantor, or an order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor appointing a receiver, trustee or liquidator of Borrower, Guarantor, the Property, or all or substantially all of the other assets of Borrower or Guarantor.

Section 6.12

Inability to Pay Debts.

Borrower or Guarantor becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.

Section 6.13

Judgment.

A final nonappealable material judgment for the payment of money is entered against Borrower or Guarantor, and Borrower or Guarantor fails to discharge the same, or fails to cause it to be discharged or bonded off to Lender’s satisfaction, within thirty (30) days from the date of the entry of such judgment.

Section 6.14

Dissolution; Change in Business Status.

Unless the written consent of Lender is previously obtained, all or substantially all of the business assets of Borrower or Guarantor are sold, Borrower or Guarantor is dissolved, or there occurs any change in the form of business entity through which Borrower or Guarantor presently conducts its business or any merger or consolidation involving Borrower or Guarantor.

Section 6.15

Default Under Other Indebtedness.

Borrower fails to pay any indebtedness (other than the Loan) owed by Borrower to Lender when and as due and payable (whether by acceleration or otherwise).

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Section 6.16

Change in Controlling Interest.

Without the prior written consent of Lender (which consent may be conditioned, among other matters, on the issuance of a satisfactory endorsement to the title insurance policy insuring Lender’s interest under the Deed of Trust), the controlling interest in Borrower ceases to be owned by Guarantor.

Section 6.17

Material Adverse Change.

In the reasonable opinion of Lender, the prospect of payment or performance of all or any part of the Obligations has been impaired because of a material adverse change in the financial condition, results of operations, business or properties of Borrower, Guarantor or any other Person liable for the payment or performance of any of the Obligations.

Article VII
Remedies on Default.

Section 7.1

Remedies on Default.

Upon the happening of any Event of Default (after the expiration of any applicable grace or cure period), Lender shall have the right, in addition to any other rights or remedies available to Lender under the Deed of Trust or any of the other Loan Documents or under applicable Law, to exercise any one or more of the following rights and remedies:

(a)

Lender may accelerate all of Borrower’s Obligations under the Loan Documents whereupon such Obligations shall become immediately due and payable, without notice of default, acceleration or intention to accelerate, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind or character (all of which are hereby waived by Borrower).

(b)

Lender may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

(c)

Lender may set off the amounts due Lender under the Loan Documents against any and all accounts, credits, money, securities or other property of Borrower now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.  This provision shall exclude and not apply to accounts of any Approved Manager (other than Borrower) and Guarantor.

(d)

Lender may enter into possession of the Property and perform any and all work and labor necessary to complete any construction at the Property, including any construction of tenant improvements, and to employ watchmen to protect the Property and the Improvements.  All sums expended by Lender for such purposes shall be deemed to have been advanced to Borrower under the Note and shall be secured by the Deed of Trust.  For this purpose, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution, which power is coupled with an interest, to complete the work in the name of Borrower, and hereby empowers said attorney or attorneys, in the name of Borrower or Lender:

(i)

To use any funds of Borrower including any balance which may be held by Lender and any funds (if any) which may remain unadvanced hereunder for the purpose of completing any construction, including any construction of tenant improvements, whether or not

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in the manner called for in the applicable plans and specifications (this provision shall exclude and not apply to accounts of any Approved Manager (other than Borrower) and Guarantor);

(ii)

To make such additions and changes and corrections to any plans and specifications as shall be necessary or desirable in the judgment of Lender to complete any construction, including any construction of tenant improvements;

(iii)

To employ such contractors, subcontractors, agents, architects and inspectors as shall be necessary or desirable for said purpose;

(iv)

To pay, settle or compromise all existing bills and claims which are or may be liens against the Property, or may be necessary or desirable for the completion of the work or the clearance of title to the Property;

(v)

To execute all applications and certificates which may be required in the name of Borrower;

(vi)

To enter into, enforce, modify or cancel Leases and to fix or modify Rents on such terms as Lender may consider proper;

(vii)

To file for record, at Borrower’s cost and expense and in Borrower’s name, any notices of completion, notices of cessation of labor, or any other notices that Lender in its sole and absolute discretion may consider necessary or desirable to protect its security; and

(viii)

To do any and every act with respect to any such construction which Borrower may do in its own behalf.

It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked.  Said attorney-in-fact shall also have the power to prosecute and defend all actions or proceedings in connection with any construction at the Property, including any construction of tenant improvements, and to take such actions and to require such performance as Lender may deem necessary.

Section 7.2

No Release or Waiver; Remedies Cumulative and Concurrent.

Borrower shall not be relieved of any Obligation by reason of the failure of Lender to comply with any request of Borrower or of any other Person to take action to foreclose on the Property under the Deed of Trust or otherwise to enforce any provision of the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Property.  No delay or omission of Lender to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein.  No delay or omission on the part of Lender to exercise any option for acceleration of the maturity of the Obligations, or for foreclosure of the Deed of Trust following any Event of Default as aforesaid, or any other option granted to Lender hereunder in any one or more instances, or the acceptance by Lender of any partial payment on account of the Obligations shall constitute a waiver of any such Event of Default and each such option shall remain continuously in full force and effect.  No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedies provided for in the Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Loan Documents, or now or hereafter existing at Law or in equity or by statute.  Every right, power and remedy given by the Loan Documents to Lender shall be concurrent and may be pursued separately, successively or together against Borrower

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or the Property or any part thereof, and every right, power and remedy given by the Loan Documents may be exercised from time to time as often as may be deemed expedient by Lender.

Article VIII
Miscellaneous.

Section 8.1

Further Assurances; Authorization to File Documents.

At any time, and from time to time, upon request by Lender, Borrower will, at Borrower’s reasonable expense, (a) correct any defect, error or omission which may be discovered in the form or content of any of the Loan Documents, and (b) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to complete, perfect or continue and preserve the lien of the Deed of Trust.  Upon any failure by Borrower to do so, Lender may make, execute and record any and all such instruments, certificates and other documents for and in the name of Borrower, all at the sole expense of Borrower, and Borrower hereby appoints Lender the agent and attorney-in-fact of Borrower to do so, this appointment being coupled with an interest and being irrevocable.  Without limitation of the foregoing, Borrower irrevocably authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements deemed necessary or desirable by Lender to establish or maintain the validity, perfection and priority of the security interests granted in the Deed of Trust, and Borrower ratifies any such filings made by Lender prior to the date hereof.  In addition, at any time, and from time to time, upon request by Lender, Borrower will, at Borrower's expense, provide any and all further instruments, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to verify the Borrower's identity and background in a manner satisfactory to Lender.

Section 8.2

No Warranty by Lender.

By accepting or approving anything required to be observed, performed or fulfilled by Borrower or to be given to Lender pursuant to this Agreement, including any certificate, Survey, receipt, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Lender.

Section 8.3

Standard of Conduct of Lender.

Nothing contained in this Agreement or any other Loan Document shall limit the right of Lender to exercise its business judgment or to act, in the context of the granting or withholding of any advance or consent under this Agreement or any other Loan Document, in a subjective manner, whether or not objectively reasonable under the circumstances, so long as Lender’s exercise of its business judgment or action is made or undertaken in good faith.  Borrower and Lender intend by the foregoing to set forth and affirm their entire understanding with respect to the standard pursuant to which Lender’s duties and obligations are to be judged and the parameters within which Lender’s discretion may be exercised hereunder and under the other Loan Documents.  As used herein, “good faith” means honesty in fact in the conduct and transaction concerned.

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Section 8.4

No Partnership.

Nothing contained in this Agreement shall be construed in a manner to create any relationship between Borrower and Lender other than the relationship of borrower and lender and Borrower and Lender shall not be considered partners or co-venturers for any purpose on account of this Agreement.

Section 8.5

Severability.

In the event any one or more of the provisions of this Agreement or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any other respect, or in the event any one or more of the provisions of any of the Loan Documents operates or would prospectively operate to invalidate this Agreement or any of the other Loan Documents, then and in either of those events, at the option of Lender, such provision or provisions only shall be deemed null and void and shall not affect the validity of the remaining Obligations, and the remaining provisions of the Loan Documents shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

Section 8.6

Notices.

All Notices required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service or by certified United States mail, postage prepaid, addressed to the party to whom directed at the applicable address set forth below (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile.  Any Notice shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that service of a Notice required by any applicable statute shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

The address and fax number of Borrower are:

Inland Diversified Virginia Beach Landstown, L.L.C.

c/o Inland Diversified Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, IL  60523

Attn:  Mr. Barry Lazarus, President

Fax Number:  (630) 218-4957

with a copy to:

Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, IL  60523

Attn:  Robert H. Baum, Esquire, General Counsel

Fax Number:  (630) 218-4900

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The address and fax number of Lender are:

Bank of America, N.A.

100 North Tryon Street

Mailcode:  NC1-007-11-15

Charlotte, NC  28255-0001

Attn:  Ms. Kay Ostwalt

Fax Number:  (980) 386-6434

with a copy to:

Troutman Sanders LLP

1001 Haxall Point

Richmond, VA  23219

Attn:  M. Kevin McCusty, Esquire

Fax Number:  (804) 698-6041

Section 8.7

Permitted Successors and Assigns; Disclosure of Information.

(a)

Each and every one of the covenants, terms, provisions and conditions of this Agreement and the Loan Documents shall apply to, bind and inure to the benefit of Borrower, its successors and those assigns of Borrower consented to in writing by Lender, and shall apply to, bind and inure to the benefit of Lender and the endorsees, transferees, successors and assigns of Lender, and all Persons claiming under or through any of them.

(b)

Borrower agrees not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion.  Any such transfer, assignment, pledge or hypothecation made or attempted by Borrower without the prior written consent of Lender shall be void and of no effect.  No consent by Lender to an assignment shall be deemed to be a waiver of the requirement of prior written consent by Lender with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

(c)

Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants.  Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the same rights and benefits with respect to the Loan Documents as such Person(s) would have if such Person(s) were Lender hereunder.  Lender may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan, any credit or other information on the Property (including environmental reports and assessments), Borrower, any of Borrower’s principals or Guarantor, to any actual or prospective assignee or participant, to Lender’s Affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, to any regulatory body having jurisdiction over Lender, to any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and the Loan, or to any other party as necessary or appropriate in Lender’s reasonable judgment.

Section 8.8

Modification; Waiver.

None of the terms or provisions of this Agreement may be changed, waived, modified, discharged or terminated except by instrument in writing executed by the party or parties against whom enforcement

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of the change, waiver, modification, discharge or termination is asserted.  None of the terms or provisions of this Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce the same.

Section 8.9

Third Parties; Benefit.

All conditions to the obligation of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time in the sole and absolute exercise of its discretion.  The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other Person shall have any right or cause of action on account thereof.

Section 8.10

Rules of Construction.

The words “hereof,” “herein,” “hereunder,” “hereto,” and other words of similar import refer to this Agreement in its entirety.  The terms “agree” and “agreements” mean and include “covenant” and “covenants.”  The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”  The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof.  All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, (d) to the Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively, and (e) to Articles, Sections and Schedules are to the respective Articles, Sections and Schedules contained in this Agreement unless expressly indicated otherwise.

Section 8.11

Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

Section 8.12

Publicity.

Borrower expressly authorizes Lender to prepare and to furnish to the news media for publication from time to time news releases with respect to the Property, specifically to include releases detailing Lender’s involvement with the financing of the Property.

Section 8.13

Governing Law.

This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State.

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Section 8.14

Time of Essence.

Time shall be of the essence for each and every provision of this Agreement of which time is an element.

Section 8.15

Electronic Transmission of Data.

Lender and Borrower agree that certain data related to the Loan (including confidential information, documents, applications and reports) may be transmitted electronically, including transmission over the Internet.  This data may be transmitted to, received from or circulated among agents and representatives of Borrower and/or Lender and their affiliates and other Persons involved with the subject matter of this Agreement.  Borrower acknowledges and agrees that (a) there are risks associated with the use of electronic transmission and that Lender does not control the method of transmittal or service providers, (b) Lender has no obligation or responsibility whatsoever and assumes no duty or obligation for the security, receipt or third party interception of any such transmission, and (c) Borrower will release, hold harmless and indemnify Lender from any claim, damage or loss, including that arising in whole or part from Lender’s strict liability or sole, comparative or contributory negligence, which is related to the electronic transmission of data.

Section 8.16

Dispute Resolution.

(a)

Arbitration.  Except to the extent expressly provided below, any Dispute shall, upon the request of either party, be determined by binding arbitration in accordance with the Federal Arbitration Act, Title 9, United States Code (or if not applicable, the applicable state law), the then-current rules for arbitration of financial services disputes of AAA and the “Special Rules” set forth below.  In the event of any inconsistency, the Special Rules shall control.  The filing of a court action is not intended to constitute a waiver of the right of Borrower or Lender, including the suing party, thereafter to require submittal of the Dispute to arbitration.  Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any Dispute in any court having jurisdiction over such action.  For the purposes of this Dispute Resolution Section only, the terms “party” and “parties” shall include any parent corporation, subsidiary or Affiliate of Lender involved in the servicing, management or administration of any obligation described in or evidenced by this Agreement, together with the officers, employees, successors and assigns of each of the foregoing.

(b)

Special Rules.

(i)

The arbitration shall be conducted in any U.S. state where real or tangible personal property collateral is located, or if there is no such collateral, in the City and County where Lender is located pursuant to its address for notice purposes in this Agreement.

(ii)

The arbitration shall be administered by AAA, who will appoint an arbitrator.  If AAA is unwilling or unable to administer the arbitration, or if AAA is unwilling or unable to enforce or legally precluded from enforcing any and all provisions of this Dispute Resolution Section, then any party to this Agreement may substitute another arbitration organization that has similar procedures to AAA and that will observe and enforce any and all provisions of this Dispute Resolution Section.  All Disputes shall be determined by one arbitrator; however, if the amount in controversy in a Dispute exceeds Five Million Dollars ($5,000,000), upon the request of any party, the Dispute shall be decided by three arbitrators (for purposes of this Agreement, referred to collectively as the “arbitrator”).

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(iii)

All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration and completed within ninety (90) days from the date of commencement; provided, however, that upon a showing of good cause, the arbitrator shall be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

(iv)

The judgment and the award, if any, of the arbitrator shall be issued within thirty (30) days of the close of the hearing.  The arbitrator shall provide a concise written statement setting forth the reasons for the judgment and for the award, if any.  The arbitration award, if any, may be submitted to any court having jurisdiction to be confirmed and enforced, and such confirmation and enforcement shall not be subject to arbitration.

(v)

The arbitrator will give effect to statutes of limitations and any waivers thereof in determining the disposition of any Dispute and may dismiss one or more claims in the arbitration on the basis that such claim or claims is or are barred.  For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Dispute is the equivalent of the filing of a lawsuit.

(vi)

Any dispute concerning this arbitration provision, including any such dispute as to the validity or enforceability of this provision, or whether a Dispute is arbitrable, shall be determined by the arbitrator; provided, however, that the arbitrator shall not be permitted to vary the express provisions of these Special Rules or the Reservation of Rights in subsection (c) below.

(vii)

The arbitrator shall have the power to award legal fees and costs pursuant to the terms of this Agreement.

(viii)

The arbitration will take place on an individual basis without reference to, resort to, or consideration of any form of class or class action.

(c)

Reservations of Rights.  Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation and any waivers contained in this Agreement, or (ii) apply to or limit the right of Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights, (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession, prejudgment attachment, or the appointment of a receiver, or (D) to pursue rights against a party to this Agreement in a third-party proceeding in any action brought against Lender in a state, federal or international court, tribunal or hearing body (including actions in specialty courts, such as bankruptcy and patent courts).  Lender may exercise the rights set forth in clauses (A) through (D), inclusive, before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement.  Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the Dispute occasioning resort to such remedies.  No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any Dispute.

(d)

Conflicting Provisions for Dispute Resolution.  If there is any conflict between the terms, conditions and provisions of this Section and those of any other provision or agreement for arbitration or dispute resolution, the terms, conditions and provisions of this Section shall prevail as to any Dispute arising out of or relating to (i) this Agreement, (ii) any other Loan Document, (iii) any related agreements or instruments, or (iv) the transaction contemplated herein or therein (including any claim based on or

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arising from an alleged personal injury or business tort).  In any other situation, if the resolution of a given Dispute is specifically governed by another provision or agreement for arbitration or dispute resolution, the other provision or agreement shall prevail with respect to said Dispute.

(e)

Jury Trial Waiver in Arbitration.  By agreeing to this Section, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Dispute.

Section 8.17

Forum.

Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State specified in the governing law section of this Agreement and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute.  Borrower hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.  Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the state specified in the governing law section of this Agreement may be made by certified or registered mail, return receipt requested, directed to Borrower at its address for notice set forth in this Agreement, or at a subsequent address of which Lender received actual notice from Borrower in accordance with the notice section of this Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of Lender to serve process in any manner permitted by Law or limit the right of Lender to bring proceedings against Borrower in any other court or jurisdiction.

Section 8.18

WAIVER OF JURY TRIAL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO ARBITRATE ANY “DISPUTE” (FOR PURPOSES OF THIS SECTION, AS DEFINED IN SCHEDULE 1) AS SET FORTH IN THIS AGREEMENT, TO THE EXTENT ANY “DISPUTE” IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, BORROWER AND LENDER WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH “DISPUTE” AND ANY ACTION ON SUCH “DISPUTE.”  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS.  BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL.  BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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Section 8.19

USA Patriot Act Notice.

Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.

Section 8.20

Entire Agreement.

The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents.  In particular, and without limitation, the terms of any commitment by Lender to make the Loan are merged into the Loan Documents.  Except as incorporated in writing into the Loan Documents, there are no representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.  If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other instrument or agreement, including any other Loan Document, the terms, conditions and provisions of this Agreement shall prevail.

Section 8.21

REA Amendment.

Borrower has informed Lender that after the date of this Agreement Borrower intends to execute an amendment to that certain Reciprocal Easement Agreement between Kohl’s Department Stores, Inc. and the Borrower (as successor in interest to Mountain Ventures Virginia Beach, LLC) in substantially the same form as approved by Lender prior to the date of this Agreement (the “REA Amendment”).  Borrower has requested that Lender consent to the REA Amendment and to subordinate the lien of the Deed of Trust to the REA Amendment.  Lender hereby agrees that it will, at the sole expense of Borrower, (a) consent to Borrower’s execution, delivery and recordation of the REA Amendment and (b) execute and deliver such documentation as may reasonably be required to subordinate the lien of the Deed of Trust to the REA Amendment, provided that Borrower (x) records the REA Amendment in the applicable land records, (y) executes and delivers to Lender a modification of the Deed of Trust to include the REA Amendment in the legal description of the encumbered property and causes the same to be recorded in the applicable land records and ( z ) causes the issuance of an endorsement to  Lender's mortgagee title insurance policy to include the REA Amendment in the description of the insured premises.

[Execution Appears on the Following Page]

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IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed under seal as of the date first above written.

BORROWER:

Inland Diversified Virginia Beach Landstown, L.L.C.,

  a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc.,

the sole member

By:

/s/ Barry L. Lazarus (SEAL)

Name:

Barry L. Lazarus

Title:

President

LENDER:

Bank of America, N.A.,

  a national banking association

By:

/s/ Trent A. Deguzis (SEAL)

Name:

Trent A. Deguzis

Title:

Senior Vice President

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Schedule 1

Definitions

Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“AAA” means the American Arbitration Association, or any successor thereof.

“Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Approved Manager” means Borrower, Inland Diversified Real Estate Services, LLC, a Delaware limited liability company, or any other reputable and creditworthy property manager, subject to the prior approval of Lender, not to be unreasonably withheld, with a portfolio of properties comparable to the Property under active management.

“Authorized Signer” means any signer of this Agreement, acting alone, or any other representative of Borrower duly designated and authorized by Borrower to sign draw requests in a writing addressed to Lender.

“Banking Day” means any day that is not a Saturday, Sunday or banking holiday in the State.

“Borrower’s Deposit Account” means an account established with Lender pursuant to the terms of Section 4.6.

“Casualty” means any act or occurrence of any kind or nature that results in damage, loss or destruction to the Property.

“Claim” means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including fees, costs and expenses of attorneys, consultants, contractors and experts.

“Closing Checklist” means that certain Closing Requirements and Checklist setting forth the conditions for closing the Loan and recording the Deed of Trust.

“Code” means the Internal Revenue Code of 1986, as amended.

“Condemnation” means any taking of title to, use of, or any other interest in the Property under the exercise of the power of condemnation or eminent domain, whether temporarily or permanently, by any Governmental Authority or by any other Person acting under or for the benefit of a Governmental Authority.

“Condemnation Awards” means any and all judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the

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right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, “Controlling” or “Controlled” have meanings correlative thereto.

“Deed of Trust” means the Credit Line Deed of Trust, Assignment, Security Agreement and Fixture Filing dated of even date herewith given by Borrower to Lender to secure the Obligations, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Default” means an event or circumstance that, with the giving of Notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Agreement.

“Dispute” means any controversy, claim or dispute between or among the parties to this Agreement, including any such controversy, claim or dispute arising out of or relating to (a) this Agreement, (b) any other Loan Document, (c) any related agreements or instruments, or (d) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).

“Environmental Agreement” means the Environmental Indemnification and Release Agreement dated of even date herewith by and between Borrower and Lender pertaining to the Property, as the same may from time to time be extended, amended, restated or otherwise modified.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” means any event or circumstance specified in Article VI and the continuance of such event or circumstance beyond the applicable grace and/or cure periods therefor, if any, set forth in Article VI.

“Existing Deed of Trust” means the Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing from Mountain Ventures Virginia Beach, LLC to Robert M. Dilling, Trustee, dated October 20, 2006 and recorded November 6, 2006 as Instrument No. 2006110700168350, securing  Bank of America, N.A., successor in interest to PNC Bank National Association, in the principal amount of $85,300,000.00; modified by First Modification and Spreader Agreement to Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing recorded as Instrument No. 20061206001823530; modified by Second Modification and Spreader Agreement to Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing recorded as Instrument No. 20070123000104820; as affected by Deed of Partial Release recorded as Instrument No. 20070129000104830; modified by Third Modification and Spreader Agreement to Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing recorded as Instrument No. 20071114001531020; and modified by Fourth Modification and Spreader Agreement to Construction Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing recorded as Instrument No. 20090813000954640.

“Existing Loan” means the loan evidenced by the Existing Note and secured by the Existing Deed of Trust.

“Existing Note” means, separately and together, the three (3) promissory notes in the original principal amounts of $32,650,000 (PNC), $23,962,638 (KeyBank) and $35,107,362 (BofA), respectively,

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that have been assigned to Lender, evidence the Existing Loan and are secured by the Existing Deed of Trust.

“Expenses” means all fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by Lender in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in the Deed of Trust or any of the other Loan Documents, including attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

“Governmental Authority” means any governmental or quasi-governmental entity, including any court, department, commission, board, bureau, agency, administration, service, district or other instrumentality of any governmental entity.

“Guarantor” means Inland Diversified Real Estate Trust, Inc., a Maryland corporation, and its successors and assigns.

“Guaranty” means the Guaranty Agreement dated of even date herewith executed by Guarantor for the benefit of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Improvements” means all on-site and off-site improvements to the Land for a retail shopping center located on the Land, together with all fixtures, tenant improvements and appurtenances now or later to be located on the Land and/or in such improvements.

“Insurance Proceeds” means the insurance claims under and the proceeds of any and all policies of insurance covering the Property or any part thereof, including all returned and unearned premiums with respect to any insurance relating to such Property, in each case whether now or hereafter existing or arising.

“Land” means the land described in and encumbered by the Deed of Trust.

“Laws” means all federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time.

 “Leases” means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash or security deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due thereunder.

“Loan” means the loan from Lender to Borrower, the repayment obligations in connection with which are evidenced by the Note.

“Loan Amount” means Sixty-Eight Million Three Hundred Seventy-Five Thousand and No/100 Dollars ($68,375,000.00).

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“Loan Documents” means this Agreement, the Note, the Deed of Trust, the Environmental Agreement, the Guaranty, any Swap Contract, any application or reimbursement agreement executed in connection with any Letter of Credit and any and all other documents which Borrower, Guarantor or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Net Proceeds,” when used with respect to any Condemnation Awards or Insurance Proceeds, means the gross proceeds from any Condemnation or Casualty remaining after payment of all expenses, including attorneys’ fees, incurred in the collection of such gross proceeds.

“Note” means the Promissory Note dated of even date herewith, in an amount equal to the Loan Amount, made by Borrower to the order of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Notice” means a notice, request, consent, demand or other communication given in accordance with the provisions of Section 8.6 of this Agreement.

“Obligations” means all present and future debts, obligations and liabilities of Borrower to Lender arising pursuant to, or on account of, the provisions of this Agreement, the Note or any of the other Loan Documents, including the obligations: (a) to pay all principal, interest, late charges, prepayment premiums (if any) and other amounts due at any time under the Note; (b) to pay all Expenses, indemnification payments, fees and other amounts due at any time under the Deed of Trust or any of the other Loan Documents, together with interest thereon as provided in the Deed of Trust or such Loan Document; (c) to pay and perform all obligations of Borrower under any Swap Contract; and (d) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which Borrower is required to perform, observe or comply with pursuant to the terms of this Agreement, the Deed of Trust or any of the other Loan Documents.

“Person” means an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, any Governmental Authority or any other entity.

“Property” means the real and personal property conveyed and encumbered by the Deed of Trust.

“Rents” means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Property or any part thereof, or arising from the use or enjoyment of the Property or any part thereof, including all such amounts paid under or arising from any of the Leases and all fees, charges, accounts or other payments for the use or occupancy of rooms or other public facilities within the Property or any part thereof.

“State” means the Commonwealth of Virginia.

“Survey” means a map or plat of survey of the Land which conforms with Lender’s survey requirements set forth in the Closing Checklist and with the “Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys” jointly established and adopted by ALTA and NSPS in 2005, and pursuant to the Accuracy Standards as adopted by ALTA and NSPS and in effect on the date when the Survey is certified to Lender in the form specified in the Closing Checklist.

“Swap Contract” means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any

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other master agreement, entered into prior to the date hereof or any time after the date hereof, between Swap Counterparty and Borrower, together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

“Swap Counterparty” means Lender or an Affiliate of Lender, in its capacity as counterparty under any Swap Contract.

“Swap Transaction” means any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, entered into prior to the date hereof or anytime after the date hereof between Swap Counterparty and Borrower so long as a writing, such as a Swap Contract, evidences the parties’ intent that such obligations shall be secured by the Deed of Trust in connection with the Loan.

“Taxes” means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority or any communities facilities or other private district on Borrower or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

“Termination Fee Deposit” shall have the meaning set forth in Section 4.17.

BofA/Landstown

Term Loan Agreement

#438690v6

Schedule 2

Leasing and Tenant Matters

1.

Representations and Warranties of Borrower Regarding Leases.

Borrower represents and warrants that Borrower has delivered to Lender Borrower’s standard form of tenant lease and a true and correct copy of all Leases and any guaranty(ies) thereof, affecting any part of the Improvements, together with an accurate and complete rent roll for the Property, and no such Lease or guaranty contains any option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein.

2.

Covenants of Borrower Regarding Leases and Rents.

Borrower covenants that Borrower (a) will observe and perform all of the obligations imposed upon the landlord in the Leases and will not do or permit to be done anything to impair the security thereof; (b) will use its best efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under the Leases and will appear in and defend, at Borrower’s sole cost and expense, any action or proceeding arising under, or in any manner connected with, the Leases; (c) will not collect any of the Rents in advance of the time when the same become due under the terms of the Leases; (d) will not discount any future accruing Rents; (e) without the prior written consent of Lender, will not execute any assignment of the Leases or the Rents; (f) will not modify the rent, the term, the demised premises or the common area maintenance charges under any of the Leases, or add or modify any option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein, or surrender, cancel or terminate any Lease, without the prior written consent of Lender; and (g) will execute and deliver, at the request of Lender, all such assignments of the Leases and Rents in favor of Lender as Lender may from time to time require.

3.

Leasing Guidelines.

Borrower shall not enter into any Lease of space in the Improvements unless approved or deemed approved by Lender prior to execution.  Borrower’s standard form of tenant lease, and any revisions thereto, must have the prior written approval of Lender.  Lender shall be “deemed” to have approved any Lease that: (a) is on the standard form lease approved by Lender with any modifications thereto limited to those which Borrower reasonably believes to be customary or otherwise appropriate in leases with tenants such as the subject tenant; (b) is entered into in the ordinary course of business with a bona fide unrelated third-party tenant, and Borrower, acting in good faith and exercising due diligence, has determined that the tenant is financially capable of performing its obligations under the Lease; (c) is received by Lender, together with any guaranty(ies) and financial information received by Borrower regarding the tenant and guarantor(s), within fifteen (15) days after execution; (d) reflects an arm’s-length transaction; (e) contains no option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein; (f) does not require Borrower to provide funds for tenant improvements in excess of the amount that is or will be available to Borrower to pay the same, (g) requires the tenant to execute and deliver to Lender an estoppel certificate in form and substance acceptable to Lender within ten (10) days after notice from Lender; and (h) does not cover in excess of 10,000 square feet of net rentable area of the Improvements or have a rental rate that is less than $17 per square foot.  Borrower shall provide to Lender a correct and complete copy of each Lease, including any exhibits, and any guaranty(ies) thereof, prior to execution unless the Lease meets the foregoing requirements for “deemed” approval by Lender.  Borrower shall pay all reasonable costs incurred by Lender in reviewing and approving Leases and any guaranties thereof, and also in negotiating

BofA/Landstown

Term Loan Agreement

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subordination agreements and subordination, nondisturbance and attornment agreements with tenants, including reasonable attorneys’ fees and costs.

4.

Delivery of Leasing Information and Documents.

From time to time upon Lender’s request, Borrower shall promptly deliver to Lender (a) complete executed originals of each Lease, including any exhibits thereto and any guaranty(ies) thereof, (b) a complete rent roll of the Property in such detail as Lender may require, together with such operating statements and leasing schedules and reports as Lender may require, (c) any and all financial statements of the tenants, subtenants and any lease guarantors to the extent available to Borrower, (d) such other information regarding tenants and prospective tenants and other leasing information as Lender may request, and (e) such estoppel certificates, subordination agreements and/or subordination, nondisturbance and attornment agreements executed by such tenants, subtenants and guarantors, if any, in such forms as Lender may require.

BofA/Landstown

Term Loan Agreement

#438690v6

Schedule 3

Tax and Insurance Reserve Deposits

1.

Upon Notice from Lender to Borrower after the occurrence of an Event of Default, Borrower shall pay to Lender, on each monthly payment date under the Note, one-twelfth (1/12th) of the amount estimated by Lender to pay all installments of Taxes levied against the Property and all insurance premiums for insurance required to be maintained by Borrower under the Loan Documents, in each case coming due during the upcoming twelve (12) month period.  Required payments hereunder shall be added together with the regular payments under the Note and with any other sums required under the Loan Documents, all of which shall be paid monthly as an aggregate sum by Borrower to Lender until the Obligations are paid and performed in full.  Unless otherwise required by applicable Law, funds paid by Borrower hereunder shall not be or be deemed to be escrow or trust funds.  At Lender’s option, such funds may be held in an individual account, consolidated with other like accounts, or commingled with the general funds of Lender.  Such funds shall be held in an interest-bearing account in the name of Lender and all interest shall be credited to Borrower.  Borrower agrees that it shall include all interest and earnings on such funds paid to or deposited with Lender as its income (and, if Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all such funds for federal and applicable state and local tax purposes.

2.

Unless Lender shall elect otherwise, Lender shall pay for the account of Borrower, to the extent funds paid to Lender hereunder are sufficient for such purposes, prior to the delinquency date for such expense, real property Taxes and insurance premiums for which Borrower has provided invoices to Lender in advance.  In its sole and absolute discretion, Lender may retain a third party tax lien service to obtain tax certificates or other evidence or estimates of Taxes due or to become due and Borrower shall promptly reimburse Lender for the cost of retaining any such service.  Any unpaid reimbursements for any tax lien service will be added to the Obligations.  Borrower shall ensure Lender’s receipt, at least thirty (30) days prior to the respective dates on which penalties are attached thereto, of all bills, invoices and statements for all Taxes and insurance premiums to be paid.  Lender shall not be responsible for the payment of any invoice if Borrower has not paid to Lender sufficient funds for such item under this Schedule 3, even if the shortfall results from Lender’s failure to adequately estimate and collect sufficient funds to satisfy such charges.  In making any payment for Taxes or insurance hereunder, Lender shall be entitled to rely on any tax lien service or any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy, validity, enforceability or contestability of any Taxes, valuation, sale, forfeiture, tax lien or title or claim thereof.

3.

Borrower grants to Lender a security interest in all funds paid to or deposited with Lender hereunder, and any proceeds thereof, as security for the Obligations.  Such security interest shall be governed by the Uniform Commercial Code of the State, and Lender shall have available to it all of the rights and remedies available to a secured party thereunder.  Borrower shall have no right to unilaterally demand payment of or to withdraw funds deposited with Lender hereunder except as expressly permitted hereby or to the extent expressly permitted by applicable law.  Borrower agrees that Lender may apply any funds paid to or deposited with Lender hereunder to cure the default to the extent expressly permitted by applicable law.

BofA/Landstown

Term Loan Agreement

#438690v6

Schedule 4

Swap Contracts

1.

Swap Documentation.  If Borrower, Lender and Swap Counterparty agree to a Swap Transaction, Borrower shall deliver to Swap Counterparty the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Lender and Swap Counterparty: (a) Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. and related schedule in the form agreed upon between Borrower and Swap Counterparty; (b) a confirmation under the foregoing, if applicable; (c) the Guaranty; (d) if Borrower is anything other than a natural person, evidence of due authorization to enter into transactions under the foregoing Swap Contract with Swap Counterparty, together with evidence of due authorization and execution of any Swap Contract; and such other title endorsements, documents, instruments and agreements as Lender and Swap Counterparty may require to evidence satisfaction of the conditions set forth in this Section 1 of Schedule 4.

2.

Conveyance and Security Interest.  To secure Borrower’s Obligations, Borrower hereby transfers, assigns and transfers to Lender, and grants to Lender a security interest in, all of Borrower’s right, title and interest, but not its obligations, duties or liabilities for any breach, in, under and to the Swap Contract, any and all amounts received by Borrower in connection therewith or to which Borrower is entitled thereunder, and all proceeds of the foregoing.  All amounts payable to Borrower under the Swap Contract shall be paid to Lender and shall be applied to pay interest or other amounts under the Loan.

3.

Cross-Default.  It shall be an Event of Default under this Agreement if any Event of Default occurs as defined under any Swap Contract as to which Borrower is the Defaulting Party, or if any Termination Event occurs under any Swap Contract as to which Borrower is an Affected Party.  As used in this Section, the terms “Defaulting Party,” “Termination Event” and “Affected Party” have the meanings ascribed to them in the Swap Contract.

4.

Remedies; Cure Rights.  In addition to any and all other remedies to which Lender and Swap Counterparty are entitled at law or in equity, Swap Counterparty shall have the right, to the extent so provided in any Swap Contract or any Master Agreement relating thereto, (a) to declare an event of default, termination event or other similar event thereunder and to designate an Early Termination Date as defined under the Master Agreement, and (b) to determine net termination amounts in accordance with the Swap Contract and to setoff amounts between Swap Contracts.  Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Swap Contract or to protect the rights of Borrower or Swap Counterparty thereunder; provided, however, that before the occurrence of an Event of Default under this Agreement, Lender shall give prior written notice to Borrower before taking any such action.  For this purpose, Borrower hereby constitutes Lender its true and lawful attorney-in-fact with full power of substitution, which power of attorney is coupled with an interest and irrevocable, to exercise, at the election of Lender, any and all rights and remedies of Borrower under the Swap Contract, including making any payments thereunder and consummating any transactions contemplated thereby, and to take any action that Lender may deem proper in order to collect, assert or enforce any claim, right or title, in and to the Swap Contract hereby assigned and conveyed, and generally to take any and all such action in relation thereto as Lender shall deem advisable.  Lender shall not incur any liability if any action so taken by Lender or on its behalf shall prove to be inadequate or invalid.  Borrower expressly understands and agrees that Lender is not hereby assuming any duties or obligations of Borrower to make payments to Swap Counterparty under any Swap Contract or

BofA/Landstown

Term Loan Agreement

#438690v6

under any other Loan Document.  Such payment duties and obligations remain the responsibility of Borrower notwithstanding any language in this Agreement.

BofA/Landstown

Term Loan Agreement

#438690v6